Welcome Investor Day December 13, 2006 Exhibit 99.2

Dave Yost Chief Executive Officer

Comment Regarding Forward Looking Statements
This presentation may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances.  Actual results may vary materially from the expectations contained in the forward-looking statements.  The forward-looking statements herein include statements addressing management’s views with respect to future financial and operating results and the benefits, efficiencies and savings to be derived from the Company’s integration plan to consolidate its distribution network. The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements:
competitive pressures; the loss of one or more key customer or supplier relationships; customer defaults or insolvencies;
changes in customer mix; supplier defaults or insolvencies; changes in pharmaceutical manufacturers' pricing and distribution policies or practices; adverse resolution of any contract or other disputes with customers (including departments and agencies of the U.S. Government) or suppliers; regulatory changes (including increased government regulation of the pharmaceutical supply channel); changes in U.S. government policies (including reimbursement changes arising from federal legislation, including the Medicare Modernization Act and the Deficit Reduction Act of 2005);  price inflation in branded pharmaceuticals and price deflation in generics; declines in the amounts of market share rebates offered by pharmaceutical manufacturers to the PharMerica Long-Term Care business, declines in the amounts of rebates that the PharMerica Long-Term Care business can retain, and/or the inability of the business to offset the rebate reductions that have already occurred or any rebate reductions that may occur in the future; any disruption to or other adverse effects upon the PharMerica Long-Term Care business caused by the announcement of the Company’s agreement to combine the PharMerica Long-Term Care business with the institutional pharmacy business of Kindred Healthcare, Inc. into a new public company that will be owned 50% by the Company’s shareholders (the “PharMerica LTC Transaction”); the inability of the Company to successfully complete the PharMerica LTC Transaction; fluctuations in market interest rates;
operational or control issues arising from the Company’s outsourcing of information technology activities; the
Pharmaceutical Distribution segment’s ability to continue to successfully transition its business model to fee-for-service;
success of integration, restructuring or systems initiatives; fluctuations in the U.S. dollar - Canadian dollar exchange rate and other foreign exchange rates; economic, business, competitive and/or regulatory developments in Canada, the United
Kingdom and elsewhere outside of the United States; acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; changes in tax legislation or adverse resolution of challenges to our tax positions;
and other economic, business, competitive, legal, regulatory and/or operational factors affecting the business of the
Company generally.  Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors)  in the
Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and elsewhere in that report and (ii)
in other reports filed by the Company pursuant to the Securities Exchange Act of 1934.

4 Theme for Today … The Power of Smart Growth

Dave Yost
Chief Executive Officer
Speaking Today
The Power of Smart Growth
Kurt Hilzinger
President and COO
Terry Haas
SVP & President ABDC
Steve Collis
SVP & President ABSG
Mike DiCandilo
EVP and CFO
Questions & Answers

GAAP Diluted EPS from Continuing Operations
Adjusted for December 2005 Stock Split
The Power of Smart Growth
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
FY01 FY02 FY03 FY04 FY05 FY06
$1.06
$1.57
$1.95
$2.06
$1.37
$2.26
CAGR
16%

The Power of Smart Growth
The Power of Smart Growth
Suppliers Dispensers
Brand Name Rx
Generic Rx
OTC
Biotech
HBA
HHC
Regional Chains
Independent
Retailers
Hospitals
Alternate Site
Physicians
PRODUCTS
(12 hours)
SOLUTIONS
(24/7)

8 AWP AMP $4.00 Generics at Retail Medicare Part D Industry Environment The Power of Smart Growth Industry Issues

What is it?
Sticker price of branded drugs
Retail payments are at a discount, ie. AWP- X%
If court ruling lowers AWP; discount will adjust
Market Impact
Pricing adjustment over 90 days
Makes payor part of channel more transparent
Impact on ABC
No Direct impact on ABC
ABC buys and sells on WAC
Indirect impact on ABC from retail customers
The Power of Smart Growth
AWP (Average Wholesale Price)

The Power of Smart Growth
What is it?
Proposed Average Price Available in market
Generic payment under Medicaid
CMS to provide Guidelines
Effective date TBD
Market Impact
Increased Transparency on Payor Models
Key: Definition of Class of Trade
Impact on ABC
No Direct impact on ABC
Indirect impact on ABC from retail customers
AMP (Average Manufacturing Price)

What is it?
Limited number of generics sold at $4.00 Retail
Appeals to uninsured
Alternative to convenience and service
Market Impact
Minimal Impact to Date
Impact on ABC
No impact on ABC
No material change in generic usage in
Tampa or Florida by our customers
The Power of Smart Growth
$4.00 Generics at Retail

What is it?
Rx coverage under Medicare
80% Satisfaction from Seniors
More Choice Than Anticipated
Market Impact
Increased Utilization
Increased Rx Healthcare Impact
Impact on ABC
Increased Revenue
The Power of Smart Growth
Medicare Part D

13 Suppliers (FFS) Customers (low concentration) Competitors (always a question) Government (reasons for optimism) The Power of Smart Growth Industry Environment: Stable

14 The Power of Smart Growth Smart Growth Right Markets Right Customers Right Suppliers/Manufacturers Right Products/Solutions Right Use of Cash Right People/Execution

15 The Power of Smart Growth Right Use of Cash Return to Shareholders Dividend Stock Repurchase Investment in the Business ABDC “green fields” ABSG DC’s Solutions Expansion Acquisitions/Divestitures

Scale
$1.9 Billion #2 National Company with 330,000 beds
Leverage New Technology & Packaging Solutions
Growth
Internal Growth
Acquisitions
Opportunity
Tax Free Value Creation
$ Distribution to parent
ABC Shareholders Own 50% of New Company
$30 Million in Synergy Cost Savings for the New Company
ABC Focuses on Core Business, New Company on LTC
Timing
March 07 Quarter
Divestiture: PharMerica LTC
The Power of Smart Growth

ABC will be the leading
distributor of branded
pharmaceuticals and related
services
ABC will be the leading
distributor of generic
pharmaceuticals and related
services
ABC will be the packager of
choice for pharmaceutical
manufacturers
ABC will be the leading
distributor of specialty
pharmaceutical products and
related services
Related Services = Key Differentiator
Acquisition Strategy

Trent
Asenda
Rep-Pharm
NMCR
IgG America
AMD
Health Advocates
FY 06  and FY 07 YTD
Acquisitions
Brecon
Acquisition Strategy
ABC will be the leading wholesale distributor of
generic pharmaceuticals and related services
ABC will be the leading wholesale distributor of
branded pharmaceuticals and related services
ABC will be the leading distributor of specialty
pharmaceutical products and related services
ABC will be the packager of choice for
pharmaceutical manufacturers

19 The Power of Smart Growth … Right People/Execution Some of the People who make it happen

20 The Power of Smart Growth Kurt Hilzinger President and Chief Operating Officer AmerisourceBergen Corporation

AmerisourceBergen
Corporation
Pharmaceutical
Distribution
Pharmerica
Specialty
Group
(ABSG)
Drug
Company
(ABDC)
Packaging
Group
(ABPG)
Long Term
Care
(LTC)
Workers
Comp
(PMSI)
AmerisourceBergen Business Units
AmerisourceBergen Business Units

22 Right Suppliers Right Markets Right Customers Smart Growth Smart Growth Generics

$0
$10
$20
$30
$40
$50
$60
2005 2006 2007 2008 2009 2010
0
30
60
90
120
150
180
$28.5
$28.5
$32.8
$32.8
$38.4
$38.4
$41.2
$41.2
$50.3
$50.3
$56.9
$56.9
U.S. Generic Market Opportunity
U.S. Generic Market Opportunity
Source: IMS HEALTH

Branded Patent Expirations
Branded Patent Expirations
2006 2007 2008 2009 2010
Top 3: $8.8 $6.8 $4.7 $7.4 $4.8
Zocor Norvasc Fosamax Prevacid Protonix
Zoloft Risperdal Topamax Lexapro Levaquin
Pravachol Ambien Lamictal Avandia Aricept
Others: $3.3 $2.4 $2.3 $5.0 $1.6
Top 3: $8.8 $6.8 $4.7 $7.4 $4.8
Zocor Norvasc Fosamax Prevacid Protonix
Zoloft Risperdal Topamax Lexapro Levaquin
Pravachol Ambien Lamictal Avandia Aricept
Others: $3.3 $2.4 $2.3 $5.0 $1.6
$ Billions
$ Billions
$12.1
$12.1
$9.2
$9.2
$7.0
$7.0
$12.4
$12.4
$6.4
$6.4
Source: IMS HEALTH

ABC Generic Program Overview
ABC Generic Program Overview
•
$38B US market opportunity
•
ABC generic program growing faster than
market
•
Market leading ability to aggregate demand
–
3 to 5x margin vs. branded products
•
Large penetration in targeted segments
•
Leverage scale and supply chain integrity
ABC Goal:  most competitive generic offering
with consistent supply and highest quality
•
$38B US market opportunity
•
ABC generic program growing faster than
market
•
Market leading ability to aggregate demand
–
3 to 5x margin vs. branded products
•
Large penetration in targeted segments
•
Leverage scale and supply chain integrity
ABC Goal:  most competitive generic offering
with consistent supply and highest quality

• Product Selection – generic SKUs provide
comprehensive formulary
• Product Availability – 98% raw fill rate assures
high service levels
• Product Consistency – sole source awards
minimize product changes
• Competitive Pricing – market based pricing
ensures dynamic response
• Program Compliance – regional generics
specialists provide local market expertise
• Product Selection – generic SKUs provide
comprehensive formulary
• Product Availability – 98% raw fill rate assures
high service levels
• Product Consistency – sole source awards
minimize product changes
• Competitive Pricing – market based pricing
ensures dynamic response
• Program Compliance – regional generics
specialists provide local market expertise

Generic Commercialization
Generic Commercialization
•
Formulary compliance
•
New product launch processes
•
Innovative go-to-market approaches
•
Geographic expansion
•
Custom manufacturer services
•
Formulary compliance
•
New product launch processes
•
Innovative go-to-market approaches
•
Geographic expansion
•
Custom manufacturer services

Globalization Impact
Globalization Impact
$250
$175
$85
$95
2004 2005 2006 2007
• Leverage scale of
ProGen offering
• More partners emerging
globally
• Strategic relationships
vs. transactional
buying
• Manage risk & capital
investment
• Optimize margin
capture
ABC Generic Sales from
Emerging Market Suppliers
ABC Generic Sales from
Emerging Market Suppliers
$ Millions
(Projected)

29 AmerisourceBergen Packaging Group (ABPG) AmerisourceBergen Packaging Group (ABPG)

ABPG Capabilities
ABPG Capabilities
• Three operating companies on two continents
• 12 facilities totaling 1,200,000 sq ft
• 1,600 employees, all non-union
• Over 100 packaging and manufacturing lines
• All operations with strong regulatory compliance
profiles
• Established and growing channels and brand
• Preferred supplier to 17 of top 17 brand
manufacturers and preferred relationships with
large segment of generics manufacturers
• Three operating companies on two continents
• 12 facilities totaling 1,200,000 sq ft
• 1,600 employees, all non-union
• Over 100 packaging and manufacturing lines
• All operations with strong regulatory compliance
profiles
• Established and growing channels and brand
• Preferred supplier to 17 of top 17 brand
manufacturers and preferred relationships with
large segment of generics manufacturers

Anderson
Packaging
Right Solutions / Right Customers
Right Solutions / Right Customers
American Health
Packaging
Brecon
Pharmaceuticals
Continue to grow
traditional contract
packaging
Add proprietary
package formats
Add complementary
packaging and
manufacturing
capabilities
Key Customers:
—
Large Brand
—
Mid-size / Small /
Virtual Brand
—
Specialty / Biotech
Evolving to more
specialized services
Partner with
manufacturers to
market / differentiate
products
Coordinate with ABC
distribution position
and marketing
programs
Key Customers:
—
Large Generic
—
Mid-size / Small
Generic
One of the top
pharmaceutical
contract packagers
in the UK, serving UK
and Europe
Clinical trial and
commercial packaging
Platform for European
expansion
Key Customers:
—
Large Brand
—
Mid-size / Small /
Virtual Brand
—
Specialty / Biotech

32 AmerisourceBergen PMSI AmerisourceBergen PMSI

PMSI – The Trusted Source
PMSI – The Trusted Source
•
Leading single source provider for of cost
containment outsourcing solutions for the
workers’ compensation and catastrophically
injured populations across every aspect of
care
•
30 years of industry leadership, knowledge
and experience
•
Nations largest network provider of
medications, medical products and services
devoted exclusively to workers’ compensation
•
Total solution for pharmacy services, clinical
utilization and cost containment
•
Leading single source provider for of cost
containment outsourcing solutions for the
workers’ compensation and catastrophically
injured populations across every aspect of
care
•
30 years of industry leadership, knowledge
and experience
•
Nations largest network provider of
medications, medical products and services
devoted exclusively to workers’ compensation
•
Total solution for pharmacy services, clinical
utilization and cost containment

PMSI – The Right Markets
PMSI – The Right Markets
Need access to the
right medications
and services at
the right time –
from injury right
through
settlement.
They demand
convenience,
safety checks
and responsive
customer service.
Need effective and
efficient work
processes for
both adjudication
and
reimbursement.
Need risk
mitigation, clinical
expertise,
cost containment
and enhanced
operational
efficiency to
provide
customer, worker
and shareholder
responsiveness.
Workers Payors
Retail
Pharmacies

Workers’ Compensation Market
Workers’ Compensation Market
PMSI Target Market
$12.4 Billion
PMSI Target Market
$12.4 Billion
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
6%  Imaging
12%  Pharmacy
14%  DME / Supplies
14%  Physical Medicine
Total Market
$142.2 Billion
Total Market
$142.2 Billion
Wages & Lost
Productivity
65%
Medical
Costs
19%
Source: National Safety Council Injury Facts – 2004 & 2005 Edition

Patient Demographics
Patient Demographics
21%
12%
67%
Permanent
Partial
Temporary
Permanent
Total and Fatal
38%
62%
DOI
Greater
than 5 Yrs
DOI
Less
than 5
Yrs
Percent of
Benefits
2006 Bill Volume
from Date of
Injury (DOI)

PMSI – The Right Customers
PMSI – The Right Customers
•
Services over 2.5 million active patients and
300 payors
•
Preferred vendor for 5 of the top 10 insurance
carriers and 4 of the top 7 third-party
administrators
•
Nations largest network provider including
54,000 pharmacies and 10,000 specialty
service and DME suppliers
•
Processes over 4 million transactions annually
•
Services over 2.5 million active patients and
300 payors
•
Preferred vendor for 5 of the top 10 insurance
carriers and 4 of the top 7 third-party
administrators
•
Nations largest network provider including
54,000 pharmacies and 10,000 specialty
service and DME suppliers
•
Processes over 4 million transactions annually

38 PMSI – Capabilities PMSI – Capabilities

•
Acquisition for $85 MM in October 2006
•
Provides Medicare set-aside (MSA) services
to workers’ comp payors and workers
•
Medicare Part D creates new need for
pharmacy set-aside services
•
Win – win – win for payor, worker, and CMS
•
Acquisition driven by common payor
customer base and ability to extend duration
for patient care
•
Acquisition for $85 MM in October 2006
•
Provides Medicare set-aside (MSA) services
to workers’ comp payors and workers
•
Medicare Part D creates new need for
pharmacy set-aside services
•
Win – win – win for payor, worker, and CMS
•
Acquisition driven by common payor
customer base and ability to extend duration
for patient care
Health Advocates
Health Advocates

•
Insurance premium increases
•
Broader definitions of work-
related injuries and illnesses
•
Shifts in medical costs from
group health plans to the
workers’ compensation
system
•
Increase in the severity of
work related injuries
•
Aging work force
•
Medical and pharmacy cost
inflation
•
Fully integrated suite of
services
•
Clinical Risk Management
capabilities
•
Comprehensive Medicare
Set Asides
•
Long-standing client
relationships
•
Deeply rooted catastrophic
case management
•
Embedded technology
platform
Growth Drivers Why PMSI
Market Leadership
Market Leadership

41 Distribution & Services Terry Haas SVP and President AmerisourceBergen Drug Corporation (ABDC)

Right
Infrastructure
Right
Market Segments
Right
Customers
ABDC Strategic Foundation
ABDC Strategic Foundation
ABC Associates
ABC Associates
ABC Associates
ABC Associates
Infrastructure
Infrastructure
Infrastructure
Infrastructure
Customer
Service
Customer
Service
Customer
Service
Customer
Service
Strategic Management
Strategic Management
Operations
Management
Operations
Management
ABC Associates
ABC Associates
ABC Associates
ABC Associates
Infrastructure
Infrastructure
Infrastructure
Infrastructure
Customer
Service
Customer
Service
Customer
Service
Customer
Service
Strategic Management
Strategic Management
Operations
Management
Operations
Management
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program

43 Hawaii and Puerto Rico included in 51 Hawaii and Puerto Rico included in 51 As of August 29, 2001 As of August 29, 2001 Optimiz – Operations Optimiz – Operations 51 DCs 51 DCs

44 51 DCs Down to 26 51 DCs Down to 26 Optimiz – Operations Optimiz – Operations

45 ABDC Distribution Network ABDC Distribution Network Hawaii and Puerto Rico included in 26 Hawaii and Puerto Rico included in 26 As of December 13, 2006 As of December 13, 2006 26 DCs 26 DCs

ABDC Revenue Per Warehouse Associate
ABDC Revenue Per Warehouse Associate
$11,443
$10,046
$9,488
$7,671
$13,001
$0
$5,000
$10,000
$15,000
FY03 FY04 FY05 FY06 FY07
(Projected)
Optimiz – Operations Impact
Optimiz – Operations Impact

Percentage of Revenue on PkMS
Percentage of Revenue on PkMS
24.5%
7.9%
96.6%
47.4%
89.4%
63.4%
0%
25%
50%
75%
100%
FY03 FY04 FY05 FY06 FY07 FY08
(Projected) (Projected)
Optimiz – Operations Impact
Optimiz – Operations Impact

•
First wholesaler to establish Electronic
Pedigree inter-operability with large retailer
•
ABC offering includes:
– Fully operable electronic pedigree system in
Florida
– Pedigree for all returns
– Pedigree services for fee to secondary
distributors
•
First wholesaler to establish Electronic
Pedigree inter-operability with large retailer
•
ABC offering includes:
– Fully operable electronic pedigree system in
Florida
– Pedigree for all returns
– Pedigree services for fee to secondary
distributors
Electronic Pedigree Leadership
Electronic Pedigree Leadership

•
Distributed electronic data
system designed for
scalability and speed
•
Unique electronic
identification of unit and
shipping container (RFID
or 2D barcode)
•
Tracks chain of custody
authentications
•
Pedigree created on
demand
•
Distributed electronic data
system designed for
scalability and speed
•
Unique electronic
identification of unit and
shipping container (RFID
or 2D barcode)
•
Tracks chain of custody
authentications
•
Pedigree created on
demand
ABC’s Track and Trace Solution
ABC’s Track and Trace Solution
•
Patient safety
enhancement
•
Exceeds regulatory
mandates
•
Business case and
ROI possible through
efficiency gains and
inventory reductions
•
Patient safety
enhancement
•
Exceeds regulatory
mandates
•
Business case and
ROI possible through
efficiency gains and
inventory reductions
What is it? Benefits

Fee for Service Accomplishments
Fee for Service Accomplishments
•
FFS complete
•
More than 75% of buyside margin not
contingent on price increases
•
Service level increases
•
Improved relationships with
manufacturers
•
Transparency in supply channel
•
FFS complete
•
More than 75% of buyside margin not
contingent on price increases
•
Service level increases
•
Improved relationships with
manufacturers
•
Transparency in supply channel

Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Taking Optimiz to the
Right Market Segments
Taking Optimiz to the
Right Market Segments

Operates four or more
“for-profit” pharmacies
open to the public;
includes supermarket
and mass
merchant stores
A combination of one to
three stores that are open
to the public and fill
prescriptions, but
not part of a chain
Independent
Independent
Chain
Chain
Institutions providing
medical / surgical care;
includes on-site
dispensaries, outpatient
facilities, public health
clinics, and/or pharmacies
A residential care facility
not located at a hospital;
includes nursing and
convalescent homes,
assisted living, and
institutional providers
Hospital
Hospital
Alternate Care
Alternate Care
Market Segment Definitions
Market Segment Definitions

Total U.S.
Distribution Market
Total U.S.
Distribution Market
ABDC FY07 Revenue
Segmentation
ABDC FY07 Revenue
Segmentation
U.S. Drug Distribution Market
U.S. Drug Distribution Market
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
1
50%
Hospital
Alternate Care
50%
Chain
Independent

54 Optimiz An AmerisourceBergen Program Optimiz An AmerisourceBergen Program Optimiz An AmerisourceBergen Program Taking Optimiz to the Right Customers Taking Optimiz to the Right Customers

55 Independent Independent Chain Chain Hospital Hospital Alternate Care Alternate Care ABDC Customer Segments ABDC Customer Segments

56 ABDC Customer Focus Areas ABDC Customer Focus Areas Pharmaceutical Performance Optimization Revenue Enhancement Operating Efficiency Increased Market Share Margin Enhancement

Optimiz Rx – Expanded Service Offerings
Optimiz Rx – Expanded Service Offerings
•
Initiative to accelerate development of new,
innovative, and integrated solutions
•
Connected to segment go-to-market strategies
•
Commercialize proven ABC Optimiz leading
practices, methods and tools
•
Migrate from transaction based to performance
based account relationships
•
Initiative to accelerate development of new,
innovative, and integrated solutions
•
Connected to segment go-to-market strategies
•
Commercialize proven ABC Optimiz leading
practices, methods and tools
•
Migrate from transaction based to performance
based account relationships

Optimiz Rx for Hospital
and Alternate Care
Supply Chain Solutions
Clinical Solutions
Community Care
Solutions
Optimiz Rx
Optimiz Rx
Pharmaceutical Performance Optimization
Optimiz Rx for
Independent & Chain
Retail
Retail Value Engineering
Services
Patient Health Data
Tracking
Business Coaching and
Consulting

59 0 3,000 0 1,000 2,000 3,000 4,000 5,000 2005 2006 2005 2006 Smart Growth Smart Growth 1,800 3,200 2,700 4,900

60
60

42
42
770
770
19
19
27
27
Guam:  22
Alaska:  4
Hawaii:  33
Virgin Islands:  1
19
19
29
29
84
84
14
14
25
25
5
5
23
23
40
40
266
266
70
70
45
45
53
53
71
71
70
70
64
64
65
65
216
216
145
145
107
107
132
132
21
21
174
174
198
198
98
98
39
39
337
337
223
223
76
76
83
83
43
43
176
176
216
216
386
386
35
35
5
5
15
15
33
33
10
10
174
174
5
5
32
32
Performance Plus Network (PPN)
Performance Plus Network (PPN)
Third Largest Managed Care Network
Third Largest Managed Care Network

Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Optimiz
An AmerisourceBergen Program
Taking Optimiz to the
Right Market - Canada
Taking Optimiz to the
Right Market - Canada

AmerisourceBergen - Canada
AmerisourceBergen - Canada
•
Aggressive acquisition pace
– Trent Drugs   (October 2005)
– Asenda (March 2006)
– Rep-Pharm     (September 2006)
•
Creates strong opportunities for growth
– #2 in Canada ($1.5 billion revenue)
•
Quickly leverage and apply Optimiz program
processes, methods and tools
•
Aggressive acquisition pace
– Trent Drugs   (October 2005)
– Asenda (March 2006)
– Rep-Pharm     (September 2006)
•
Creates strong opportunities for growth
– #2 in Canada ($1.5 billion revenue)
•
Quickly leverage and apply Optimiz program
processes, methods and tools

AmerisourceBergen Canada –
Distribution Network
AmerisourceBergen Canada –
Distribution Network
Richmond
Richmond
Mississauga
Mississauga
Calgary
Calgary
Dartmouth
Dartmouth
St. John’s
St. John’s
Chatam
Chatam
Hamilton
Hamilton
Scarborough
Scarborough
Kingston
Kingston
Montreal (2)
Montreal (2)
Hawksbury
Hawksbury
12 Distribution
Centers
12 Distribution
Centers
As of
December 13, 2006
As of
December 13, 2006

•
Unique Business Strategy:
Transform
•
Operational Excellence:
Optimiz
•
Operating Philosophy:
CARE
•
Expanded Service Offering:
Optimiz Rx
•
Unique Business Strategy:
Transform
•
Operational Excellence:
Optimiz
•
Operating Philosophy:
CARE
•
Expanded Service Offering:
Optimiz Rx
Summary - Smart Growth
Summary - Smart Growth

65 Specialty Distribution & Services Steven H. Collis SVP and President AmerisourceBergen Specialty Group (ABSG)

66 Specialty Market 4-year CAGR = 10%-15% Oncology Market = 15%-20% By 2010, half of FDA approvals specialty drugs Right Market

67 Specialty Market Specialty drug spend increasing at twice the rate of traditional drug spend Growing number of oral drugs; approx. 140 in pipeline Right Market

Specialty Market
Growth of specialty pharmaceuticals is driving growth
for specialized distribution and services
Increased use of outsourced services
Specialty pharmacy channel increasing in importance
ABSG Market Share in Key Markets gives us unique
value proposition to Manufacturers looking for
visibility and real time; transparent data.
IMS 2006 Data over 60 % in key Oncology Drugs in
Physician settings
Right Market

69 Specialty Group Services Right Solutions Our Services

70 Distribution Services Manufacturer Services Phys & Patient Services ABSG Companies Right Solutions

71 Oncology Revenue As a Share of $10 Billion Specialty Business Oncology Revenue Non-oncology Revenue Right Position

Oncology Platform
Nation’s Largest Oncology Distributor
Largest Oncology Physician Services
Membership Organization
Over 4100 community oncologists
Over 2400 practices
Manufacturer Support Services
Accredited CME & market research
Reimbursement consulting
Right Position

Specialty Manufacturers
More discerning about the channel used
Pedigree/product integrity
Manufacturers need solutions related to:
Reimbursement
Commercialization
Product education
Pricing integrity, real-time data
Right Customers

Specialty Physicians
Healthcare providers need solutions:
Increasingly complex contract relationships with
pharmaceutical manufacturers
Practice management
Patient access
Medical education (CME)
Clinical trials
Product information
Rapidly changing reimbursement landscape
Right Customers

75 Specialty Product Life Cycle Right Solutions

Data Analytics & Business Intelligence
Solutions
Reimbursement Consulting
Customer Care Centers
(Single point of access programs)
Market Access
Education
Patient Assistance Programs
(Manufacturer, Foundations & Card Programs)
IME & CME
Clinical Practice Analytics
Payer Advisory Boards
& Payer Education
Clinical Support Lines
Patient Compliance & Adherence
3PL & Logistics Services Reimbursement Education Programs
Patient Compliance & Adherence
Manufacturer Services
Right Products & Solutions

ABSG utilizes a product launch
process map to drive and support
product launches, including a
modified “soft” launch process to
invigorate and enhance existing
products or services.
While each new product/service or
partnership has unique aspects,
these guides provide a general
framework of the components
involved in developing launch
strategies and are easily tailored
to specific objectives.
Product Launch Solutions
Right Solutions

78 Three distribution centers CGMP and ISO certified Lot-Controlled Inventory 99.95% accuracy rate Pedigree capability Distribution Right Solutions

79 Inventory management Physician contract management Business continuity Data services Returns processing Supply chain safety Dashboards and web portals Distribution Right Solutions

80 Inventory Management Right Solutions

81 Physician Contract Management Right Solutions

Group Purchase Organization (GPO)
Contract Pricing
Publications
Meetings, webinars, and webcasts
Advisory panels
Large Practice Program
Market research and data capture projects
Clinical trials and clinical guideline development
Practice management consulting
Physician & Patient Services
Right Solutions

AMD Group acquisition
Leader in its field
Manufacturers Can Deliver:
Cost reimbursement (incl. co-pay assistance)
Maximum therapy benefit (compliance)
Pharmacy services (home delivery)
Homecare (injections, infusions, training)
Taking Specialty to Canada
Right Market

84 The Power of Smart Growth Michael D. DiCandilo Executive Vice President and Chief Financial Officer

Revenue growth with market
Operating margin expansion
ROIC > WACC
EPS growth of 15%
Free cash flow approximates net income
Minimum 30% of free cash returned to
shareholders
The Power of Smart Growth
Long Term Financial Goals

Record operating revenue of $56.7B, up 13%
Pharmaceutical Distribution Operating Income
grew 21% (Margin Expansion)
ROIC > WACC
Diluted EPS from continuing operations
of $2.26, up 65%
Excluding special items, $2.14 up 30%
Free cash flow 148% of net income
Returns to shareholders>100% of free cash flow
Met or Exceeded Long-Term Goals
The Power of Smart Growth
Fiscal Year 2006 Results

The Power of Smart Growth
Fiscal Year 2007 Targets
Operating revenue growth of 7% to 9%
Operating margin expansion – single digit basis points
ROIC > WACC
Diluted EPS of $2.40-$2.55, up 12-19%
PharMerica LTC 9¢ to 11¢ for full year
Free cash flow of $425 to $500 Million
Includes CapEx of $100-$125 Million
Repurchase $450 Million to $500 Million of shares
Meets or Exceeds Long-Term Goals

Fiscal Year 2007 Targets
Revenue Growth and Operating Margin by Business Unit
Pharmaceutical
Distribution
% of Total
Segment
Revenue
Growth Range
ABDC
ABSG
ABPG
30%
70%
5-7%
15-20%
10-15%
PharMerica
80%
18-20%
<1/2%
PMSI
LTC
8-12%
6-9%
Total Revenue Growth 7-9%
Operating
Margin Range
1%
2%
10%
10%
3%
The Power of Smart Growth

The Power of Smart Growth
$1,200
FY04 FY05 FY06
(in millions)
$800
$400
$0
CapX CapX
CapX
Dividends
Dividends
Dividends
Dividends
Dividends
Dividends
Share Repurchase
Share Repurchase Share Repurchase
Acquisitions
Acquisitions
Acquisitions
Acquisitions
Debt Repayment
Debt Repayment
Capital Deployment

What’s Available?
$1.3 billion of cash and short-term investments
@ 9/30/06 ($1.1B available)
Free Cash Flow of $425-$500 million expected for FY07
Total available for investment $1.5-$1.6 billion, excluding
additional borrowing capacity
Where to deploy?
$752 million available under share repurchase program
•
$450-$500 million expected to be repurchased in FY07
$138 million spent on acquisitions fiscal 2007 to date
Dividend doubled to approximately $40 million
$600-$700 million available for further investment
Significant Financial Flexibility
The Power of Smart Growth
Fiscal 2007 Capital Deployment

The Power of Smart Growth
The Power of Smart Growth
Right Markets
Pharmaceutical Supply Channel
Generics
Specialty Pharmaceuticals
Right Customers
Retail and Institutional Pharmacies
Physicians
Pharma
Manufacturers
Right Financial Position
Well Positioned for Growth

92 Questions And Answers